UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 309-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 26, 2022, Hill International, Inc., a Delaware corporation (the “Company”), Global Infrastructure Solutions Inc., a Delaware corporation (“Parent”), and Liberty Acquisition Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Agreement”), which amended and restated the Agreement and Plan of Merger, dated as of August 16, 2022, by and among the Company, Parent and Merger Sub (the “Original Agreement”).

Pursuant to the Amended Agreement, the acquisition of the Company by Parent and Merger Sub will be accomplished through a one-step merger, as opposed to a tender offer followed by a merger as contemplated in the Original Agreement. The Amended Agreement provides that, upon the terms and conditions set forth in the Amended Agreement and in accordance with the General Corporation Law of the State of Delaware (“DGCL”), Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as the surviving corporation and an indirect wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (A) shares of Company Common Stock (1) held in the treasury of the Company or (2) owned by Parent or Merger Sub or any direct or indirect wholly owned subsidiaries of Parent, Merger Sub or the Company (collectively, the “Excluded Shares”) and (B) the Appraisal Shares (as defined in the Amended Agreement), will be automatically converted into the right to receive an amount in cash equal to $3.40, without interest (such amount of cash, the “Merger Consideration”). Each share of Company Common Stock to be converted into the right to receive the Merger Consideration will automatically be cancelled and shall cease to exist as of the Effective Time. Each Excluded Share will be cancelled without any consideration therefor and shall cease to exist as of the Effective Time.

The Company’s Board of Directors (the “Board”) has unanimously (i) determined that the Amended Agreement, the Merger and the other transactions contemplated thereby (collectively with the Merger, the “Transactions”) are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved the execution, delivery and performance by the Company of the Amended Agreement and the consummation of the Transactions, and (iii) recommended that the Company's stockholders approve the adoption of the Amended Agreement (the “Company Board Recommendation”), subject to the right of the Board to withdraw or modify its recommendation in accordance with the terms of the Amended Agreement.

The consummation of the Merger is subject to certain customary closing conditions, including, but not limited to, (i) the receipt of the affirmative vote of the holders of a majority of the outstanding shares of the Company Common Stock represented and entitled to vote at a duly held meeting of the Company’s stockholders in favor of the adoption of the Amended Agreement (the “Company Stockholder Approval”); (ii) expiration or termination of any waiting periods applicable to the consummation of the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of consent or authorization under certain foreign antitrust laws; and (iii) the absence of any order that has the effect of preventing, making illegal or otherwise prohibiting the consummation of the Transactions. The Merger is not subject to any financing condition.

Under the Amended Agreement, if requested by the Company, Parent and the Company will use their respective commercially reasonable efforts to negotiate and enter into definitive documentation to provide interim capital to the Company.

The Amended Agreement contains certain mutual termination rights that either the Company or Parent may exercise, including the right for either party to terminate the Amended Agreement (1) if the Merger is not consummated on or before on or before April 15, 2023, or (2) if the Company Stockholder Approval is not obtained at a duly convened meeting of the Company’s stockholders (or any adjournment or postponement thereof). Under certain circumstances set forth in the Amended Agreement, the Company may terminate the Amended Agreement at any time prior to receipt of the Company Stockholder Approval in order to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Amended Agreement). In addition, under certain circumstances, Parent may terminate the Amended Agreement if the Company Board shall have effected a Change in Recommendation (as defined in the Amended Agreement) prior to the receipt of the Company Stockholder Approval. Upon the termination of the Amended Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $8,400,000 (the “Termination Fee”). The Amended Agreement removes the requirement that, under certain circumstances, the Company reimburse Parent for certain of its expenses incurred, up to $1,700,000, in connection with the Transactions under the Original Agreement.

All other material terms of the Original Agreement, which was previously filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 17, 2022, remain substantially the same.

The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, which is attached hereto as Exhibit 2.1, and the terms of the Amended Agreement is incorporated herein by reference.

The Amended Agreement contains representations, warranties and covenants that the respective parties made to each other as of the dates specified therein. The assertions embodied in those representations, warranties and covenants were made, or will be made, for purposes of the contracts among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreements. The representations, warranties and covenants in the Amended Agreement are also modified in important part by the disclosure schedule delivered by the Company and not filed publicly and which may be subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that the disclosure schedule contains information that is material to an investment decision. Investors are not third-party beneficiaries under the Amended Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates.

Support Agreement

As disclosed in the Current Report on Form 8-K filed by the Company with the SEC on August 17, 2022, concurrently with the execution of the Original Agreement, Parent and certain stockholders of the Company collectively beneficially owning approximately 10% of the outstanding shares of Company Common Stock entered into a Tender and Support Agreement (the “Original Support Agreement”). Concurrently with the execution of the Amended Agreement, Parent and the same stockholders of the Company terminated the Original Support Agreement and entered into a Support Agreement (the “New Support Agreement”), pursuant to which each such stockholder agreed, among other things, to vote in favor of the Transactions and in favor of adopting the Merger Agreement and against other proposals to acquire the Company. The New Support Agreement terminates in certain circumstances, including in connection with (i) the Board’s determination to change its recommendation with respect to the Transactions and (ii) any modification or amendment to, or the waiver of any provision of, the Amended Agreement as in effect on the date of the New Support Agreement that is effected, in either case, without the written consent of the stockholders of the Company party to the Support Agreement, that decreases the amount, or changes the form or terms of consideration payable for the shares of Company Common Stock pursuant to the Amended Agreement or adversely affects the rights of any stockholder of the Company party to the New Support Agreement.

The foregoing description of the New Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Support Agreement, which is attached hereto as Exhibit 10.1, and the terms of the New Support Agreement is incorporated herein by reference.

Item 8.01 Other Events

On August 27, 2022, the Company and Parent issued a joint press release (the “Press Release”) announcing the execution of the Amended Agreement. A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Additional Information about the Transactions and Where to Find It

In connection with the Transactions, the Company expects to file a proxy statement (the “Proxy Statement”) as well as other relevant materials, with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the Transactions. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors/SEC Filings” section of the Company’s website at www.hillintl.com.

Participants in the Solicitation of Proxies in Connection with the Transactions

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transactions. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests in the Transactions by security holdings or otherwise, will be contained in the Proxy Statement. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Transactions, including the direct and indirect interests of the Company’s directors and executive officers in the Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents (including any registration statement, prospectus, proxy statement and other relevant materials to be filed with the SEC) that are filed or will be filed with the SEC relating to the Transactions. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “poised,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including, among others, risks relating to: changes in facts and circumstances and other risks, uncertainties and assumptions concerning the Merger, including whether the Merger will consummate, the timing of the consummation of the Merger, strategic and other potential benefits of the Transactions, the ability of the parties to satisfy the various conditions to the consummation of the Merger, including the outcome of the regulatory reviews of the Transactions, the ability of the parties to comply with their respective obligations in the Amended Agreement, the potential effects of the Transactions, the outcome of legal proceedings (if any) that may be instituted against the Company, Parent or Merger Sub (or any of their respective affiliates) and/or others related to the Transactions, unexpected costs or unexpected liabilities that may result from the Transactions (whether or not consummated), the possibility that competing offers will be made, the occurrence of any event, change or other circumstance that could give rise to the termination of the Amended Agreement, including in circumstances which would require the Company to pay a termination fee or other expenses, the effects of disruption from the announcement or pendency of the Transactions making it more difficult to maintain relationships with employees, customers, suppliers, and other business partners of the Company, potential diversion of management's attention from the Company’s ongoing business operations, the impact of the COVID-19 pandemic and its impact on the Company’s operation, and other general risks facing the Company’s business and operations.

When considering forward-looking statements, investors should keep in mind the risk factors and other cautionary statements set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that the Company files with the SEC, from time to time. Except as required under applicable law, the Company assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated as of August 26, 2022, among Hill International, Inc., Global Infrastructure Solutions Inc. and Liberty Acquisition Sub Inc.
10.1*	Support Agreement, dated as of August 26, 2022, among Global Infrastructure Solutions Inc., Liberty Acquisition Sub Inc. and certain stockholders of Hill International, Inc. named therein.
99.1	Joint Press Release, dated August 27, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* The Company Disclosure Schedule and other Schedules attached to the Amended Agreement and the New Support Agreement, as applicable, have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
August 29, 2022	Title:	Executive Vice President and Chief Administrative Officer